Merrill Merchants Bancshares, Inc.

Annual Meeting
May 4, 2006

Forward-Looking Statements

This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of Merrill Merchants Bancshares, Inc. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting the Company's operations. Investors are encouraged to access the Company's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Merrill Merchants Bancshares, Inc.

2005 Highlights

- Solid growth
- Record earnings performance
- Number 1 SBA lender in Maine
- Superior trust investment returns

Financial Highlights

(in millions, except per share amounts)	**2005**	**2004**	**Change**
Assets	$417.1	$368.7	13%
Loans	319.9	283.6	13%
Deposits	331.4	299.8	11%
Net Income	5.7	4.9	16%
Earnings per Share	1.66	1.40	19%
Dividend per Share	0.64	0.54	19%

Net Income


Compound
Annual
Growth Rate
of 19%
6.0
4.5
3.0
1.5
0
1998
1999
2000
2001
2002
2003
2004
2005

Return on Average Assets


Merrill
Peer
1.47%
1.12%
1.5
1.0
0.5
0
1998
1999
2000
2001
2002
2003
2004
2005

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Return on Average Equity



Merrill
Peer
20
15
10
5
0
17.59%
12.14%
1998
1999
2000
2001
2002
2003
2004
2005

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Loan Portfolio Composition


Commercial RE
Construction
Residential
Home Equity
Consumer
Commercial
22%
34%
7%
13%
5%
20%

$319 Million

Net Charge-Offs to Average Loans


Merrill
Peer
0.25
0.20
0.15
0.10
0.05
0
0.13%
0.06%
1998
1999
2000
2001
2002
2003
2004
2005

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Non-Performing to Total Assets



Merrill
Peer
0.700
0.525
0.350
0.175
0
0.48%
0.10%
1998
1999
2000
2001
2002
2003
2004
2005

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Deposit Composition


Checking
Savings, MM
Retail CDs
National CDs
12%
30%
25%
32%

$331 Million

Deposit Market Share

(in millions)	**Deposits**	**Market Share**
Bangor Savings	$547.2	39%
Merrill	**312.1**	**22%**
TD BankNorth	191.9	14%
Key Bank	122.3	9%
UnitedKingfield	92.8	7%
Bank of America	90.6	7%
Other	31.3	2%

Data Source: FDIC

Operating Efficiency


Merrill
Peer
70
65
60
55
50
64.7%
57.4%
1998
1999
2000
2001
2002
2003
2004
2005

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Trust Assets

(in millions)


400
300
200
100
0
$366
1998
1999
2000
2001
2002
2003
2004
2005

First Quarter Results

(in millions, except per share amounts)	**2006**	**2005**	**Change**
Loans	$323.5	$285.8	↑ 13%
Deposits	332.8	294.4	↑ 13%
Net Income	1.4	1.3	↑ 9%
Earnings per Share	0.38	0.35	↑ 9%
Dividend per Share	0.170	0.146	↑ 17%

Value to Community

- Only publicly traded company in Bangor
- 150 employees – $5.5 million annual payroll
- Community investment
  - $464,000 contributions, sponsorship, and taxes
  - 10,000 hours volunteer service
  - Merrill Financial Center renovations



Mission

To be the very best community bank in the markets we serve from a customer, employee, and investor perspective by achieving excellence in all that we do.

Merrill Merchants Bancshares, Inc.

Cash Dividend



$0.64
0.65
0.52
0.39
0.26
0.13
0
1998
1999
2000
2001
2002
2003
2004
2005

Share Increases - Stock Dividend


15,000
11,250
7,500
3,750
0
1992
1996
1997
2/98
6/98
1999
2000
2001
2002
2003
2004
2005
2006

Eleven consecutive years of stock dividend

Maine Peer Group Comparison

1st Quarter 2006

	Div Yield	P/E	ROE	ROA	Effic Ratio
Camden	2.30%	14.47	15.48%	1.18%	54.3%
Union Trust	2.44%	21.55	8.18%	0.62%	76.2%
BHB&T	2.99%	15.08	11.16%	0.84%	73.6%
FNLC	3.49%	13.84	11.56%	1.15%	52.6%
Merrill	**2.69%**	**16.61**	**15.80%**	**1.33%**	**59.5%**
Average	**2.78%**	**16.31**	**12.44%**	**1.02%**	**63.2%**

Stock Performance Comparison



450.0
337.5
225.0
112.5
0
2000
2001
2002
2003
2004
2005
FNLC
MERB
Camden
BHBT
Union Trust

Data Source: Bloomberg, LP, and each company's respective proxy statement.

Five Year Relative Stock Performance



MERB
NASD Bank
KBW Bank
300%
250%
200%
150%
100%
50%
4/27/01
9/26/01
2/25/02
7/26/02
12/27/02
5/28/03
10/27/03
3/26/04
8/27/04
1/26/05
6/27/05
11/25/05
4/28/06
Merrill Merchants Bancshares Inc. (+174.9%)
NASDAQ Bank Index (+68.2%)
KBW Bank Index (+26.2%)

Merrill Stock Performance

	Initial Investment	Value *(a)*	Annual Return
Original Shareholder	$46,000	$305,996	16.5%
Oct. 1992 - 1,000 shares at $46 (adjusted basis of $3.59)			
IPO Shareholder	$12,500	$30,839	14.8%
Aug. 1998 - 1,000 shares at $12.50 (adjusted basis of $9.97)			

(a) Market Value at 12/31/05 plus cash dividends

Merrill Merchants Bancshares, Inc.